UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

CannaPharmaRX, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-251016	27-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

Suite 3600, 888-3rd Street SW

Calgary, Alberta, Canada T2P 5C5

(Address of principal executive offices, including zip code)

(949) 652-6838

(Registrant’s Telephone Number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPMD	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

This section describes the material provisions of the Supply Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary and description of the Supply Agreement is qualified in its entirety by reference to the complete text of the Supply Agreement, a copy of which is attached hereto as Exhibit 1.01 and is incorporated herein by reference. Our stockholders and other interested parties are urged to read the Supply Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Supply Agreement.

On February 12, 2024, CannaPharmaRX, Inc. (the “Company,” “we,” “our,” or “us”), entered into a Supply Agreement (the “Supply Agreement”) by and among us and D.N.S. Cantek 2019 Ltd., an Israeli limited corporation (the “Cantek”) whereby we will provide certain products to Cantek.

The Supply Agreement provides that Cantek will purchase a minimum of 1,000 kg each year of certain of our products. The Supply Agreement is for a term of three years, with provisions for renewal. The price for each purchase will be $2.75 CDN per gram of product ordered. Cantek is granted a most-favored nations provision allowing them preferred pricing if we offer better pricing to another customer. There are standard provisions for either party to terminate the Supply Agreement, including failure to pay amounts due under the Supply Agreement and other similar breaches under the Supply Agreement.

Item 9.01.	Financial Statements and Exhibits.

The Supply Agreement is being filed as an exhibit herewith.

Exhibit No.	Description

1.1	Supply Agreement between CannaPharmaRX, Inc. and D.N.S. Cantek 2019 Ltd dated February 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CANNAPHARMARX, INC.

February 16, 2024	By:	/s/ Dean Medwid
	Name: Title:	Dean Medwid CEO

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